Commitments and Contingencies - Changes in the Carrying Amount of Warranty Obligations (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Changes in the Carrying Amount of Warranty Obligations
Balance at beginning of year	$ 3,141	$ 2,848
Provision charged to cost of sales	5,645	3,229
Usage	(3,978)	(2,921)
Adjustments to previously provided warranties, net	(125)	(1)
Currency translation	130	(14)
Balance at end of year	$ 4,813	$ 3,141